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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (Date of Earliest Event Reported):
                               SEPTEMBER 14, 2001

                             Commission File Number
                                    000-26225

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                        SOUNDVIEW TECHNOLOGY GROUP, INC.
             (exact name of registrant as specified in its charter)


               DELAWARE                              13-3900397
    (State or Other jurisdiction            (I.R.S. Employer jurisdiction
  of Incorporation or Organization)        Industrial Identification Number)


                1700 EAST PUTNAM AVENUE, OLD GREENWICH, CT 06870
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 321-7000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements

      None

         (b) Exhibits

      10.14 Separation Agreement with Russell Crabs dated August 22, 2001





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SoundView Technology Group, Inc.
Dated: November 16, 2001
                                        By: /s/ Mark F. Loehr
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                                           Mark F. Loehr
                                           Chief Executive Officer


                                        By: /s/ Curtis L. Snyder
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                                           Curtis L. Snyder
                                           Chief Financial Officer
































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